Income Tax	12 Months Ended
Dec. 31, 2020
Deferred Income Tax - Schedule Of Deferred Tax Assets And Liabilities
Income Tax

23. Income tax

in EUR thousands	2020	2019	2018
Deferred taxes	(269)	(2,606)	10,400
Actual income taxes	(56)	25	(9)
Total income taxes	(325)	(2,581)	10,391

The deferred tax expense results from the use of the tax loss carryforwards of Biofrontera Pharma GmbH of EUR 269 thousand (2019: EUR 256 thousand; 2018: EUR 10,400 thousand) and, in 2019, also from changes in tax rates.